Summary Prospectus
and Prospectus Supplement

November 9, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated November 9, 2015 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus and Prospectus dated April 30, 2015

Opportunity Portfolio
(the "Portfolio")

On November 6, 2015, stockholders of the Portfolio, a series of Morgan Stanley Institutional Fund, Inc. (the "Fund"), approved an Agreement and Plan of Reorganization by and between the Portfolio and the Fund, on behalf of its series Global Opportunity Portfolio ("MSIF Global Opportunity"), pursuant to which substantially all of the assets and liabilities of the Portfolio would be transferred to MSIF Global Opportunity and stockholders of the Portfolio would become stockholders of MSIF Global Opportunity, receiving shares of common stock of MSIF Global Opportunity equal to the value of their holdings in the Portfolio (the "Reorganization"). Each stockholder of the Portfolio will receive the Class of shares of MSIF Global Opportunity that corresponds to the Class of shares of the Portfolio currently held by that stockholder. It is anticipated that the Reorganization will be consummated on or about December 7, 2015. The Fund will cease offering shares of all Classes of the Portfolio at the close of business on December 2, 2015.

Please retain this supplement for future reference.

  IFTEQ1SPT-1115